iShares®

iShares Trust

Supplement dated December 21, 2022 (the “Supplement”)

to the Statement of Additional Information (the “SAI”), dated March 1, 2022 (as revised November 1, 2022), for the iShares® iBonds® Dec 2022 Term Corporate ETF (IBDN), the iShares® iBonds® 2022 Term High Yield and Income ETF (IBHB), and the iShares® iBonds® Dec 2022 Term Treasury ETF (IBTB) (collectively, the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for the Funds.

The Funds have liquidated effective December 21, 2022. All references to the Funds in the SAI are hereby removed.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-iBondsLiq-1222

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